UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2020 (March 26, 2020)

VALUE EXCHANGE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

Unit 602, Block B, 6 Floor,
Shatin Industrial Centre, 5-7 Yuen Shun Circuit,
Shatin, N.T., Hong Kong
(Address of principal executive offices) (Zip Code)

(852) 2950 4288
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Exchange on which registered
NONE	----	----

ITEM 8.01 OTHER MATTERS.

Due to the  outbreak and impact of the coronavirus disease  (“COVID-19”) on the conduct of the  31 December 2019 fiscal year end annual audit of  TapServices, Inc., a Filipino company (“TSI”) and a significant operating subsidiary of Value Exchange International, Inc., a Nevada corporation, (the “Company”), the audit of TSI will not be completed in time for the consolidation of TSI financial results with the Company’s other financial results and the timely filing of the Form 10-K Annual Report of the Company for the fiscal year ended 31 December 2019 (“Annual Report”) with the U.S. Securities and Exchange Commission (“SEC”).

The Company is filing this current report on Form 8-K to avail itself of an extension to file its Annual Report, which was originally due for filing with the SEC on March 30, 2020, under an order issued by the SEC on March 4, 2020 pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (SEC Release No. 34-88318) regarding exemptions granted to certain public companies affected by COVID-19.

By late December 2019, China advised the World Health Organization (“WHO”) of a new strain of the coronavirus had arisen in Wuhan, China and spread throughout China. From China, COVID-19 has spread by March 2020 to almost all other parts of the developed world, including Hong Kong SAR, the Philippines and the United States. On January 30, 2020, WHO declared the outbreak of COVID-19 a “Public Health Emergency of International Concern,” and then, on March 11, 2020, declared the COVID-19 outbreak as a “pandemic”.

COVID-19 has adversely impacted the ability of the TSI personnel to work with local auditors to complete the TSI annual audit. TSI and Company personnel are working remotely and are subject to travel restrictions imposed by government authorities for the locations TSI’s and Company’s respective  offices. As a result, the necessary and immediate access of records and information and ability of personnel to meet, work and travel in the conduct of the audit of TSI has been adversely affected and caused a delay in preparation and completion of the TSI’s signed audit report for December 31, 2019 fiscal year end financial results.

Based on the foregoing, the Company expects to file the Annual Report on or around May 1, 2020 but no later than May 14, 2020.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (especially in Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the Company’s other filings with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In addition, there is uncertainty about the spread of the COVID-19 virus and the impact it may have on the Company’s operations, the demand for the Company’s products or services, global supply chains and economic activity in general. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2020

VALUE EXCHANGE INTERNATIONAL, INC.

/s/ Kenneth Tan Seng Wee
By:	Kenneth Tan Seng Wee
Title:	President, Chief Executive Officer and Director